UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

CONX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT
TO COMPLETION DATED April 28, 2023
CONX CORP.
5701 S. Santa Fe Dr.
Littleton, CO 80120
LETTER TO STOCKHOLDERS
TO THE STOCKHOLDERS OF CONX CORP.:
You are cordially invited to attend the special meeting of stockholders, which we refer to as the “Special Meeting”, of CONX Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at                 Mountain Time on                 , 2023.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/conxcorp/2023.
The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated                 , 2023, and is first being mailed to stockholders of the Company on or about                 , 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
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a proposal to amend the Company’s Amended and Restated Articles of Incorporation, which we refer to as the “Amended and Restated Articles”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses or assets, which we refer to as a “business combination”, or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 3, 2020, which we refer to as the “IPO”, from June 3, 2023 to                 , 2023 (or such earlier date as determined by our board of directors, or “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The Company remains in discussions with DISH Network Corp. (“DISH”) regarding a potential transaction (which we refer to as the “Transaction”). The Company expects to announce additional details regarding the potential business combination if and when a definitive agreement is executed. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Transaction will be consummated or the timeframe for such consummation. Any business combination, including the Transaction, would be subject to, among other things, negotiation between the parties, significant due diligence, appropriate board and shareholder approvals, regulatory approvals and other conditions. We have agreed to obtain an opinion from an independent investment banking firm or a valuation or appraisal firm regarding the fairness to the Company from a financial point of view of a business combination with any entity that is affiliated with our sponsor, nXgen Opportunities, LLC (the “Sponsor”), or any of the Company’s officers or directors, including the Transaction. In addition, we intend to appoint a special committee of independent and disinterested directors to evaluate and if appropriate negotiate and approve the terms of any Transaction.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination. While we remain in discussions regarding the Transaction, there will not be sufficient time before June 3, 2023 to complete a business combination. The Board continues to believe that evaluating a business combination opportunity, including the Transaction, would be in the best interests of our stockholders, and therefore has determined to seek stockholder approval to extend the date by which the Company must complete a business combination. Even if the Extension is approved, however, the Company can provide no assurances that a business combination, including the Transaction, will be announced or consummated prior to the Extended Date.
In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account (the “Trust Account”), including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our Amended and Restated Articles as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns 18,750,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to our IPO and 11,333,333 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our three independent directors owns 10,000 shares of our Class A common stock, with we refer to as the “Independent Director Shares”.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or                 , 2023). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Amendment Proposal is approved, the Sponsor has agreed to advance to us (i) $      for each public share that is not redeemed in connection with the Special Meeting plus (ii) $      for each public share that is not redeemed for each subsequent calendar month commencing on                 , 2023, and on the 3rd day of each subsequent month, or portion thereof, that we require to complete a business combination from June 3, 2023 until the Extended Date. For example, if we complete the business combination on                 , 2023, which would represent   calendar months, our Sponsor or its designee would make aggregate maximum advances of $      per share or $      in the aggregate (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 3rd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent

liquidation will be approximately $      per share, in comparison to the current redemption amount of approximately $      per share. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of the business combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Articles. Our Sponsor or its designee will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $300,000 of the loan may be converted into warrants identical to the Private Placement Warrants, at $1.50 per warrant.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the Company’s Class A common stock on                 , 2023 as reported on the Nasdaq Capital Market was $      . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 3, 2023, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Articles, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders, including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Independent Director Shares.
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Independent Director Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.
Currently, the Sponsor and our officers and directors own approximately 70% of our issued and outstanding shares of common stock, including 18,750,000 Founder Shares and 30,000 Independent

Director Shares. Accordingly, we will not need any of the Company’s outstanding shares of common stock, in addition to the Founder Shares and the Independent Director Shares, to approve the Extension Amendment Proposal.
Our Board has fixed the close of business on                 , 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Nevada law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
                 , 2023

Charles W. Ergen
Chairman of the Board of Directors
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on                 , 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/conxcorp/2023.

CONX CORP.
5701 S. Santa Fe Dr.
Littleton, CO 80120
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                 , 2023
PROXY STATEMENT
The special meeting of stockholders, which we refer to as the “Special Meeting”, of CONX Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at                 Mountain Time on                 , 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/conxcorp/2023. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:
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a proposal to amend the Company’s Amended and Restated Articles of Incorporation, which we refer to as the “Amended and Restated Articles”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses or assets, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 3, 2021, which we refer to as the “IPO”, from June 3, 2023 to                 , 2023 (or such earlier date as determined by our board of directors, or “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow the Company more time to complete a business combination.
In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our Amended and Restated Articles as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, nXgen Opportunities, LLC (the “Sponsor”) owns 18,750,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to our IPO and 11,333,333 warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our three independent directors owns 10,000 shares of our Class A common stock, with we refer to as the “Independent Director Shares”.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or                 , 2023). You may tender your

shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust
Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Amendment Proposal is approved, the Sponsor has agreed to advance to us (i) $      for each public share that is not redeemed in connection with the Special Meeting plus (ii) $      for each public share that is not redeemed for each subsequent calendar month commencing on                 , 2023, and on the 3rd day of each subsequent month, or portion thereof, that we require to complete a business combination from June 3, 2023 until the Extended Date. For example, if we complete the business combination on                 , 2023, which would represent   calendar months, our Sponsor or its designee would make aggregate maximum advances of $      per share or $      in the aggregate (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 3rd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $      per share, in comparison to the current redemption amount of approximately $      per share. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of the business combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Articles. Our Sponsor or its designee will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate. At the option of the Sponsor, up to $300,000 of the loan may be converted into warrants identical to the Private Placement Warrants, at $1.50 per warrant.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $753.0 million (not including interest accrued for September) that was in the Trust Account as of September 30, 2022. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 3, 2023, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Articles, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 18,750,000 Founder Shares, which were purchased by the Sponsor prior to our IPO and 11,333,333 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a distribution of monies from the Trust Account will be made only with respect to the public shares. In addition, each of our three independent directors (each of whom owns 10,000 Independent Director Shares) will not receive any monies held in the Trust Account as a result of their ownership of such shares.
If the Company liquidates, the Sponsor has agreed to indemnify us if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, including interest, due to unforeseen claims of creditors.
Under Nevada law, stockholders receiving liquidating distributions may be liable for claims by third parties against a corporation to the extent of distributions received by them in such a liquidation.
The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by June 3, 2023 or the Extended Date may be considered a liquidating distribution under Nevada law. There is no assurance that we will properly assess, and reserve amounts to satisfy, all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for their pro rata share of any claims, to the extent of distributions received by them (but no more). Any action or suit must be commenced within two years after the dissolution if the plaintiff learned or in the exercise of reasonable diligence should have learned of the underlying facts on or before the dissolution, or within three years after the date of dissolution in all other cases.
However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective targets to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective targets.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated October 29, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on                 , 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were                 shares of Class A common stock (of which 30,000 shares were Independent Director Shares) and 18,750,000 shares of Class B common stock outstanding and entitled to vote. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Innisfree M&A Incorporated, who we refer to as Innisfree, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Innisfree a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Innisfree for reasonable out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
This Proxy Statement is dated                 , 2023 and is first being mailed to stockholders on or about                 , 2023.
, 2023	By Order of the Board of Directors

Kyle Jason Kiser Chief Executive Officer and Secretary

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated in Nevada on August 26, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses or assets. In November 2020, we consummated our IPO as well as a private placement from which we derived net proceeds of approximately $750,000,000 in the aggregate. Like most blank check companies, our Amended and Restated Articles provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date.
The amount in the Trust Account that is currently available for redemption is approximately $           per share.
We remain in discussions regarding the Transaction (as defined below), and our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a business combination.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination.
What is being voted on?
You are being asked to vote on:
•
a proposal to amend our Amended and Restated Articles to extend the date by which we have to consummate a business combination from June 3, 2023 to           , 2023 (or such earlier date as determined by the Board); and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Currently, the Sponsor and our officers and directors own approximately 70% of our issued and outstanding shares of common stock, including 18,750,000 Founder Shares and 30,000 Independent Director Shares. Accordingly, we will not need any of the Company’s outstanding shares of common stock, in addition to the Founder Shares and the Independent Director Shares, to approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 3, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and the Independent Director Shares.
Why is the Company proposing the Extension Amendment Proposal?
Our Amended and Restated Articles provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before June 3, 2023. We will not be able to complete a business combination by that date.
The Company remains in discussions with DISH Network Corp. (“DISH”) regarding a potential transaction (which we refer to as the “Transaction”). The Company expects to announce additional details regarding the potential business combination if and when a definitive agreement is executed. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Transaction will be consummated or the timeframe for such consummation. Any business combination, including the Transaction, would be subject to, among other things, negotiation between the parties, significant due diligence, appropriate board and shareholder approvals, regulatory approvals and other conditions.
Certain of our officers and directors presently have, and any of them in the future may have, additional fiduciary or contractual obligations to other entities, including DISH. In particular, our Chairman and Director, Charles W. Ergen, is Chairman and co-founder of DISH and beneficially owns approximately 51.7% of DISH’s total equity securities (based on 292,716,917 shares of Class A Common Stock outstanding on March 30, 2023 and assuming conversion of all the shares of Class B Common Stock held by Mr. Ergen into Class A Common Stock) and controls approximately 90.4% of the total voting power. Our Chief Executive Officer, Kyle Jason Kiser, is Treasurer of DISH.
We have agreed to obtain an opinion from an independent investment banking firm or a valuation or appraisal firm regarding the fairness to the Company from a financial point of view of a business combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors, including the Transaction. In addition, we intend to appoint a special committee of independent and disinterested directors to evaluate and if appropriate negotiate and approve the terms of any Transaction.
The Company believes that given the expenditure of time, effort and money on seeking a business combination target, circumstances warrant providing stockholders an opportunity to evaluate a business combination, including the Transaction, through the Extended Date. Accordingly, we are asking for the Extension to allow us additional time to complete a business combination. Even if the Extension is approved, however, the Company can provide no assurances that a business combination, including the Transaction, will be announced or consummated prior to the Extended Date.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
Why should I vote “FOR” the Extension Amendment Proposal?
The Board continues to believe that evaluating a business combination opportunity, including the Transaction, would be in the best interests of our stockholders, and therefore has determined to seek stockholder approval to extend the date by which the Company must complete a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Amended and Restated Articles in the form set forth in Annex A hereto to extend the date by which the Company must (i) consummate a business combination, or (ii) cease our operations if we fail to complete such business combination and redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from June 3, 2023 to           , 2023 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete a business combination. Even if the Extension is approved, however, the
Company can provide no assurances that a business combination, including the Transaction, will be consummated prior to the Extended Date.
Our Amended and Restated Articles provides that if our stockholders approve an amendment to our Amended and Restated Articles that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before June 3, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in our Amended and Restated Articles to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Articles.
Our Board recommends that you vote “FOR” the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, the Sponsor has agreed to advance to us (i) $           for each public share that is not redeemed in connection with the Special Meeting plus (ii) $           for each public share that is not redeemed for each subsequent calendar month commencing on           , 2023, and on the 3rd day of each subsequent month, or portion thereof, that we require to complete a business combination from June 3, 2023 until the Extended Date. For example, if we complete the business combination on           , 2023, which would represent           calendar months, our Sponsor or its designee would make aggregate maximum advances of $           per share or $           in the aggregate (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 3rd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the

meeting for such business combination or the Company’s subsequent liquidation will be approximately $           per share, in comparison to the current redemption amount of approximately $           per share. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of the business combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Articles. Our Sponsor or its designee will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.
When would the Board abandon the Extension Amendment Proposal?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote the shares of common stock owned by them in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 70% of our issued and outstanding shares of common stock, including 18,750,000 Founder Shares and 30,000 Independent Director Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
What vote is required to adopt the proposals?
The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Accordingly, we will not need any of the Company’s outstanding shares of common stock, in addition to the Founder Shares and the Independent Director Shares, to approve the Extension Amendment Proposal.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 70% of our issued and outstanding shares of common stock, including 18,750,000 Founder Shares and 30,000 Independent Director Shares. Accordingly, we will not need any of the Company’s outstanding shares of common stock, in addition to the Founder Shares and the Independent Director Shares, to approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by June 3, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Independent Director Shares.
If the Extension Amendment Proposal is approved, what happens next?
We are seeking the Extension Amendment to provide us time to negotiate and complete a business combination, including the Transaction, which is expected to involve, among other things:
•
advancing preliminary discussions;

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negotiating and executing a definitive agreement and related agreements;

•
due diligence and completing proxy materials;

•
establishing a meeting date and record date for considering a business combination, and distributing proxy materials to stockholders; and

•
holding a special meeting to consider a business combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete the tasks listed above prior to June 3, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of a business combination. If stockholders approve a business combination, we expect to consummate a business combination as soon as possible following such stockholder approval. The Company can provide no assurances, however, that a business combination will be announced or consummated prior to the Extended Date.
Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the record date, we will file an amendment to the Amended and Restated Articles with the Secretary of State of the State of Nevada in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A common stock and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares and the Independent Director Shares.
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
What happens to the Company warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 3, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?
Unless you elect to redeem your public shares at this time, you will be able to vote on a business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a business combination. If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our Amended and Restated Articles.
How do I attend the meeting?
As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below.
Beneficial owners who hold shares through a bank, broker or other intermediary will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.
If you do not have internet capabilities, you can listen only to the meeting by dialing 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3954728#. This is listen-only, and you will not be able to vote or enter questions during the meeting.
How do I change or revoke my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 5701 S. Santa Fe Dr., Littleton, CO 80120, Attn: Secretary.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and the Independent Director Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting,           shares of our common stock would be required to achieve a quorum.
Who can vote at the Special Meeting?
Only holders of record of our common stock at the close of business on           , 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date,           shares of Class A common stock (of which 30,000 shares were Independent Director Shares) and 18,750,000 shares of Class B common stock were outstanding and entitled to vote.
Stockholder of Record:Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) ownership by our Sponsor of 18,750,000 Founder Shares (purchased for $25,000) and 11,333,333 Private Placement Warrants (purchased for $17.0 million), which would expire worthless if a business combination is not consummated, and (ii) ownership by each of our three independent directors of 10,000 Independent Director Shares, which would vest only when we consummate our initial business combination. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.
Do I have appraisal rights if I object to the Extension Amendment Proposal?
Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Nevada law.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Class A common stock?
If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on           , 2023 (two business days

before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Innisfree M&A Incorporated, who we refer to as Innisfree, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Innisfree a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Innisfree for reasonable out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: (877)-750-5836
Banks and Brokers may call collect: (212)-750-5833
You may also contact us at:
CONX Corp.
5701 S. Santa Fe Dr. Littleton, CO 80120
Tel: (303) 472-1542
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to complete our initial business combination, including the Transaction;

•
our expectations around the performance of the prospective target;

•
our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to complete our initial business combination;

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the ability of our officers and directors to generate other potential business combination opportunities if the Transaction is not completed;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•
the trust account not being subject to claims of third parties;

•
our financial performance; or

•
proposed changes in SEC rules related to special purpose acquisition companies.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in this Proxy Statement and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. If the Extension is approved, the Company can provide no assurances that a business combination will be announced or consummated prior to the Extended Date. Our ability to consummate any business combination, including the Transaction, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) that would, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company, although we intend to hold the proceeds from our IPO and the simultaneous private placement in a non-interest-bearing Trust Account (see “We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders” below). If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.
We may be subject to the new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.
On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates in a liquidation to which Section 331 of the Code applies (so long as Section 332(a) of the Code also does not apply), distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation is made are not subject to the excise tax. Consequently, we would not expect the 1% excise tax to apply if there is a complete liquidation of our company under Section 331 of the Code.
Any excise tax that may be imposed on any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the structure of the business combination, (ii) the fair market value of the redemptions and repurchases in connection with the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. The Company does not intend to use the proceeds placed in the Trust Account to pay excise taxes or other fees or taxes similar in nature (if any) that may be imposed on the Company pursuant to any current, pending or future rules or laws, including any excise tax due imposed under the IR Act on any redemptions in connection with the Extension or a business combination by the Company.
The proceeds held in the Trust Account are no longer invested in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders.
Effective October 12, 2022, the Company converted all of its investments in the Trust Account into cash. The Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses for distribution to public shareholders in connection with our liquidation or in connection with the consummation of our business combination.
Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our securities are listed on Nasdaq. However, we cannot assure you that our securities will continue to be listed on Nasdaq in the future or prior to our initial business combination, including as a result of the redemptions in connection with the Extension. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. We cannot assure you that we will be able to meet those initial listing requirements at that time.
If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a limited amount of news and analyst coverage; and (iv) a decreased ability to issue additional securities or obtain additional financing in the future.

BACKGROUND
We are a blank check company incorporated in the State of Nevada on August 26, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses or assets.
There are currently                 shares of Class A common stock (of which 30,000 shares were Independent Director Shares) and 18,750,000 shares of Class B common stock outstanding. In addition, we issued warrants to purchase 18,750,000 shares of Class A common stock as part of our IPO and warrants to purchase 11,333,333 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.
Effective October 12, 2022, the Company converted all of its investments in the Trust Account into cash. The Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses for distribution to public shareholders in connection with our liquidation or in connection with the consummation of our business combination. See “Risk Factors — The proceeds held in the Trust Account are no longer invested in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders”.
If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Amended and Restated Articles to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete a business combination.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 3, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.
A copy of the proposed amendment to the Amended and Restated Articles of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s existing Amended and Restated Articles provide that the Company has until June 3, 2023 to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.
The Company’s IPO prospectus and Amended and Restated Articles provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the Independent Director Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Articles provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. The foregoing provision was included in our Amended and Restated Articles to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Articles. We will not be able to consummate a business combination within the permitted time period.
The Company remains in discussions with DISH regarding a potential transaction (which we refer to as the “Transaction”). The Company expects to announce additional details regarding the potential business combination if and when a definitive agreement is executed. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the Transaction will be consummated or the timeframe for such consummation. Any business combination, including the Transaction, would be subject to, among other things, negotiation between the parties, significant due diligence, appropriate board and shareholder approvals, regulatory approvals and other conditions.
Certain of our officers and directors presently have, and any of them in the future may have, additional fiduciary or contractual obligations to other entities, including DISH. In particular, our Chairman and Director, Charles W. Ergen, is Chairman and co-founder of DISH and beneficially owns approximately 51.7% of DISH’s total equity securities (based on 292,716,917 shares of Class A Common Stock outstanding on March 30, 2023 and assuming conversion of all the shares of Class B Common Stock held by Mr. Ergen into Class A Common Stock) and controls approximately 90.4% of the total voting power. Our Chief Executive Officer, Kyle Jason Kiser, is Treasurer of DISH. We may pursue an initial business combination opportunity with an entity affiliated with our Sponsor and one or more of our officers or directors, including DISH. We have agreed to obtain an opinion from an independent investment banking firm or a valuation or appraisal firm regarding the fairness to the Company from a financial point of view of a business combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors, including the Transaction. In addition, we intend to appoint a special committee of independent and disinterested directors to evaluate and if appropriate negotiate and approve the terms of any Transaction.
The Board continues to believe that evaluating a business combination opportunity, including the Transaction, would be in the best interests of our stockholders, and therefore has determined to seek stockholder approval to extend the date by which the Company must complete a business combination beyond June 3, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a business combination. Even if the Extension is approved, however, the Company can provide no assurances that a business combination, including the Transaction, will be announced or consummated prior to the Extended Date.
If the Extension Amendment Proposal is Not Approved
Our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 3, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.
There would be no distribution from the Trust Account with respect to the Company’s warrants which would expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Independent Director Shares.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the Amended and Restated Articles with the Secretary of State of the State of Nevada in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.
If the Extension Amendment Proposal is approved, the Sponsor has agreed to advance to us (i) $      for each public share that is not redeemed in connection with the Special Meeting plus (ii) $      for each public share that is not redeemed for each subsequent calendar month commencing on                 , 2023, and on the 3rd day of each subsequent month, or portion thereof, that we require to complete a business combination from June 3, 2023 until the Extended Date. For example, if we complete the business combination on                 , 2023, which would represent   calendar months, our Sponsor or its designee would make aggregate maximum advances of $      per share or $      in the aggregate (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 3rd day of such calendar month.

Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $      per share, in comparison to the current redemption amount of approximately $      per share. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The advances will not bear interest to our Sponsor or its designee and will be repayable by the Company to our Sponsor or its designee upon the earlier of: (i) the consummation of the business combination or (ii) our liquidation. The Sponsor has waived any and all rights to the monies held in the Trust Account with respect to those advances. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Articles. Our Sponsor or its designee will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $82.2 million that was in the Trust Account as of December 31, 2022.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $      per share (taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON                 , 2023.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on                 , 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on                 , 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment

Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on                 , 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the Company’s Class A common stock on                 , 2023 as reported on the Nasdaq Capital Market was $      .
If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on                 , 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Vote Required for Approval
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Independent Director Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a business combination has not been consummated, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law. Our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote the shares of common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 18,750,000 Founder Shares and 30,000 Independent Director Shares, representing approximately 70% of the Company’s issued and outstanding shares of common stock. Accordingly, we will not need any of the Company’s outstanding shares of common stock, in addition to the Founder Shares and the Independent Director Shares, to approve the Extension Amendment Proposal. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
the fact that the Sponsor owns 18,750,000 Founder Shares (purchased for $25,000), which would be worthless if a business combination is not consummated (because the Sponsor has waived liquidation rights with respect to such shares);

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the fact that the Sponsor owns 11,333,333 Private Placement Warrants (purchased for $17.0 million), which Private Placement Warrants would expire worthless if a business combination is not consummated;

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the fact that our Chairman and Director, Charles W. Ergen, has a 90% economic interest in, and controls, the Sponsor, and that our Chief Executive Officer, Kyle Jason Kiser, has a 10% economic interest in, but no beneficial ownership over any securities owned by, the Sponsor;

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the fact that each of our three independent directors owns 10,000 Independent Director Shares, which would vest only when we consummate our initial business combination;

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the fact that, unless the Company consummates a business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

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the fact that as of March 31, 2023, the Sponsor had extended to us approximately (i) $834,838 in connection with recurring payments to the Trust Account made by the Sponsor subsequent to the initial extension of our completion period in the fourth quarter of 2022, and (ii) $125,000 for working capital requirements, and the Sponsor may extend additional loans to us in connection with the Extension and to satisfy further working capital requirements, all of which would be repayable when we consummate our business combination;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and
•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, the Independent Director Shares owned by our three independent directors would vest only when we consummate our initial business combination, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Certain of our officers and directors presently have, and any of them in the future may have, additional fiduciary or contractual obligations to other entities, including DISH. In particular, our Chairman and Director, Charles W. Ergen, is Chairman and co-founder of DISH and beneficially owns approximately 51.7% of DISH’s total equity securities (based on 292,716,917 shares of Class A Common Stock outstanding on March 30, 2023 and assuming conversion of all the shares of Class B Common Stock held by Mr. Ergen into Class A Common Stock) and controls approximately 90.4% of the total voting power. Our Chief Executive Officer, Kyle Jason Kiser, is Treasurer of DISH. We may pursue an initial business combination opportunity with an entity affiliated with our Sponsor and one or more of our officers or directors, including DISH. We have agreed to obtain an opinion from an independent investment banking firm or a valuation or appraisal firm regarding the fairness to the Company from a financial point of view of a business combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors, including the Transaction. In addition, we intend to appoint a special committee of independent and disinterested directors to evaluate and if appropriate negotiate and approve the terms of any Transaction.
The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Amended and Restated Articles provides that the Company has until June 3, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.
Our Amended and Restated Articles states that if the Company’s stockholders approve an amendment to our Amended and Restated Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before June 3, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in our Amended and Restated Articles to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Articles.
In addition, the Company’s IPO prospectus and Amended and Restated Articles provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the Independent Director Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that evaluating a business combination opportunity, including the Transaction, would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond June 3, 2023 to the Extended Date.
The Company is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.
Recommendation of the Board
Our Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.
THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond June 3, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This discussion does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company. In addition, this discussion does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this discussion is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose Class A common stock of the Company is so redeemed and is:
•
an individual who is a United States citizen or resident of the United States;

•
a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder

(including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and certain other requirements are satisfied. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, the U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-fourth of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Treatment of the redemption as a distribution is not expected to result in material amounts of dividend income to holders, as we do not expect that we would have material amounts of current or accumulated earnings and profits. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose Class A common stock of the Company is so redeemed and is not a U.S. Holder.
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.
Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a sale of its Class A common stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Information Reporting and Backup Withholding
Payments made to holders in redemption of their Class A common stock may be reported to the IRS. In addition, under the United States federal income tax laws, backup withholding at the statutory rate (currently 24%) may apply to the amount paid to certain stockholders (who are not “exempt” recipients) pursuant to the redemption. To prevent such backup United States federal income tax withholding, each non-corporate stockholder who is a U.S. Holder and who does not otherwise establish an exemption from backup withholding must notify the applicable withholding agent of the stockholder’s taxpayer identification number (employer identification number or social security number) and provide certain other information by completing, under penalties of perjury, an IRS Form W-9. Failure to timely provide the correct taxpayer identification number on the IRS Form W-9 may subject the holder to certain penalties imposed by the IRS.
Certain “exempt” recipients (including, among others, generally all corporations and certain Non-U.S. Holders) are not subject to these information reporting and backup withholding requirements. For a Non-U.S. Holder to qualify for such exemption, such Non-U.S. Holder must submit a statement (generally, an IRS Form W-8BEN or W-8BEN-E or other applicable Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s exempt status. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9.
Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.
Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.
FATCA
Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of our Class A common stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Non-U.S. Holders should consult with their tax advisors regarding the possible implications of these rules on the redemption of such holders’ shares of our Class A common stock.
The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING OF STOCKHOLDERS
Overview
We are holding the Special Meeting of stockholders. The Special Meeting is intended to satisfy the Nasdaq annual meeting requirement.
Date, Time and Place.   The Special Meeting of the Company’s stockholders will be held at         Mountain Time on            , 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/conxcorp/2023. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/conxcorp/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting,           shares of our common stock would be required to achieve a quorum.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on           , 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares and the Independent Director Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
At the close of business on the record date of the Special Meeting, there were           shares of Class A common stock (of which 30,000 shares were Independent Director Shares) and 18,750,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.
The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.
Redemption Rights.   If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $        per share (taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See section entitled “The Extension Amendment Proposal — Redemption Rights.”
Appraisal Rights.   Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Nevada law.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact:
Innisfree M&A Incorporated
Shareholders may call toll-free: (877)-750-5836
Banks and Brokers may call collect: (212)-750-5833
Recommendation of the Board.   After careful consideration, the Board determined that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our common stock based on information obtained from the persons named below and filings on Schedule 13G made with the SEC, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class
Moore Capital Management LP(3)	1,500,000	17.9%	—	—
Jericho Capital Asset Management L.P.(4)	4,000,000	47.74%	—	—
nXgen Opportunities, LLC(5)	—	—	18,750,000	100%
Charles W. Ergen(5)	—	—	18,750,000	100%
Kyle Jason Kiser	—	—	—	—
Gerald Gorman	10,000	*	—	—
David K. Moskowitz	10,000	*	—	—
Adrian Steckel	10,000	*	—	—
All directors and executive officers as a group (five individuals)	30,000	*	18,750,000	100%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 5701 S. Santa Fe Dr. Littleton, CO 80120.

(2)
Interests shown consist solely of Founder Shares. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)
Holdings as of December 31, 2022 as reported on Schedule 13G filed by Moore Capital Management LP (“MCM”), a Delaware limited partnership, MMF LT, LLC (“MMF”), Moore Global Investments, LLC (“MGI”) and Moore Capital Advisors, L.L.C. (“MCA”), each a Delaware limited liability company, and Mr. Louis M. Bacon, in his capacity as chairman, chief executive officer and director of MCM. According to Schedule 13G, MCM, as the investment manager of MMF, has voting and investment control over the shares held by MMF. MGI and MCA are the sole owners of MMF. Mr. Bacon controls the general partner of MCM, is the chairman and director of MCA, and is the indirect majority owner of MMF.

(4)
Holdings as of December 31, 2022 as reported on Schedule 13G filed by Jericho Capital Asset Management L.P. and Josh Resnick. According to the Schedule 13G, Jericho Capital Asset Management L.P. and Josh Resnick share voting and dispositive power with respect to the shares reported thereby. Jericho Capital Asset Management LP is the investment adviser to certain investment funds and accounts, including Jericho Capital Master Fund LP (the “Jericho Fund”). The Jericho Fund has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of Class A Common Stock reported therein.

(5)
Our Sponsor is the record holder of the shares reported herein. Charles W. Ergen has a 90% economic interest in, and controls, the Sponsor. Charles W. Ergen disclaims beneficial ownership over any securities owned by the Sponsor other than to the extent of his pecuniary interest therein. Kyle Jason Kiser has a 10% economic interest in, but no beneficial ownership over any securities owned by, the Sponsor.
STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at 5701 S. Santa Fe Dr., Littleton, CO 80120, Attn: Secretary to inform us of such stockholder’s request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: (877)-750-5836
Banks and Brokers may call collect: (212)-750-5833
You may also obtain these documents by requesting them from the Company at 5701 S. Santa Fe Dr., Littleton, CO 80120, Attn: Secretary.
If you are a stockholder of the Company and would like to request documents, please do so by          , 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CONX CORP.
(           , 2023)
CONX Corp., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “CONX Corp.” The original articles of incorporation were filed in the office of the Secretary of State of the State of Nevada on August 26, 2020 (the “Original Articles”). Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), which both restated and amended the provisions of the Original Articles, were filed in the office of the Secretary of State of the State of Nevada on October 29, 2020, and the First Amendment to the Amended and Restated Articles was filed in the office of the Secretary of State of the State of Nevada on October 31, 2022.
2.   This Second Amendment to the Amended and Restated Articles was duly adopted in accordance with Section 78.045 of the Nevada Revised Statutes, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of Nevada.
3.   Certain capitalized terms used in this Amended and Restated Articles are defined where appropriate herein.
4.    The text of Section 9.1(b) of Article IX of the Amended and Restated Articles is hereby amended and restated to read in full as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 1, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by           , 2023 (or such earlier date as determined by the Board) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of these Amended and Restated Articles as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
5.    The text of Section 9.2(d) of Article IX of the Amended and Restated Articles is hereby amended and restated to read in full as follows:
“(d) In the event that the Corporation has not consummated an initial Business Combination by            , 2023 (or such earlier date as determined by the Board), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account

A-1

(including interest not previously released to the Corporation to pay its taxes and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the NRS to provide for claims of creditors and other requirements of applicable law.”
6.    The text of Section 9.7 of Article IX of the Amended and Restated Articles is hereby amended and restated to read in full as follows:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to these Amended and Restated Articles (a) to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by           , 2023 (or such earlier date as determined by the Board) or (b) with respect to any other material provisions of these Amended and Restated Articles relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”
IN WITNESS WHEREOF, CONX Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this       day of            , 2023.
CONX CORP.
By:

Name:
Kyle Jason Kiser

Title:
Chief Executive Officer

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE Vote by Internet - 24 Hours a Day, 7 Days a Week or by Mail CONX CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on         , 2023. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend; https://www.cstproxy.com/conxcorp/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 1. Amend the Company’s Amended and Restated Articles of Incorporation to extend the date by which the Company has to consummate a business combination from June 3, 2023 to         , 2023 (or such earlier date as determined by the board of directors). 2. Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1. FOR AGAINST ABSTAIN CONTROL Signature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/conxcorp/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CONX CORP. The undersigned appoints Kyle Jason Kiser, as proxy, with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of CONX Corp. held of record by the undersigned at the close of business on , 2023 at the Special Meeting of Stockholders of CONX Corp. to be held on , 2023, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSAL 1—EXTENSION PROPOSAL, AND “FOR” PROPOSAL 2—ADJOURNMENT PROPOSAL (IF PRESENTED). (Continued and to be marked, dated and signed, on the other side)